Asset Backed Securities Portfolio Analysis
Encore
2005-4
IO Loans
567 records

Selection Criteria: IO Loans
Table of Contents
  Original Mortgage Loan Balance
  Remaining Balance
  Mortgage Rates (%)
  Original Term
  Remaining Term
  LIEN
  AGE
  LTV
  Owner Occupancy
  Property Type
  Loan Purpose
  Rate Type
  Prepayment Penalty Term
  FICO Scores
  State
  Documentation

1. Original Mortgage Loan Balance

Original Mortgage Loan Balance	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
50,001 - 75,000	2	$145600.0000	0.09%	$72800.00	7.761%	80.00%	654
75,001 - 100,000	5	427954.8500	0.27	85590.97	7.721	72.58	620
100,001 - 125,000	23	2614112.1200	1.67	113657.05	6.892	74.47	657
125,001 - 150,000	42	5819001.4300	3.71	138547.65	7.163	81.29	642
150,001 - 175,000	45	7367876.3100	4.70	163730.58	7.072	79.56	646
175,001 - 200,000	47	8810944.0500	5.62	187466.89	6.983	81.97	652
200,001 - 225,000	49	10523583.3600	6.71	214767.01	6.756	76.77	658
225,001 - 250,000	58	13796315.6000	8.80	237867.51	7.058	81.60	661
250,001 - 275,000	34	8929895.0300	5.70	262643.97	6.846	78.48	658
275,001 - 300,000	56	16070005.7200	10.25	286964.39	6.924	82.58	662
300,001 - 325,000	54	16939672.4800	10.81	313697.64	6.984	83.08	665
325,001 - 350,000	30	10097350.8100	6.44	336578.36	6.640	80.08	668
350,001 - 375,000	23	8373320.5700	5.34	364057.42	6.573	81.90	683
375,001 - 400,000	26	10097294.0000	6.44	388357.46	6.935	83.21	680
400,001 - 425,000	12	4987663.2400	3.18	415638.60	6.386	81.74	669
425,001 - 450,000	15	6600409.0000	4.21	440027.27	6.771	82.07	680
450,001 - 475,000	13	6012417.4300	3.84	462493.65	7.047	83.05	697
475,001 - 500,000	9	4420500.0000	2.82	491166.67	6.697	78.00	707
500,001 - 525,000	6	3100000.0000	1.98	516666.67	6.298	79.12	714
525,001 - 550,000	2	1079959.7900	0.69	539979.90	7.099	83.82	729
550,001 - 575,000	5	2810900.0000	1.79	562180.00	6.519	79.73	700
575,001 - 600,000	3	1769500.0000	1.13	589833.33	6.166	89.40	702
625,001 - 650,000	1	650000.0000	0.41	650000.00	7.815	87.96	707
675,001 - 700,000	2	1378500.0000	0.88	689250.00	6.370	88.67	696
700,001 - 725,000	1	710000.0000	0.45	710000.00	5.690	83.53	705
725,001 - 750,000	1	750000.0000	0.48	750000.00	6.140	51.72	735
775,001 - 800,000	2	1580000.0000	1.01	790000.00	6.213	80.00	670
850,001 - 875,000	1	868000.0000	0.55	868000.00	6.340	54.25	638
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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2. Remaining Balance

Remaining Balance	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
50,001 - 75,000	2	$145600.0000	0.09%	$72800.00	7.761%	80.00%	654
75,001 - 100,000	5	427954.8500	0.27	85590.97	7.721	72.58	620
100,001 - 125,000	23	2614112.1200	1.67	113657.05	6.892	74.47	657
125,001 - 150,000	42	5819001.4300	3.71	138547.65	7.163	81.29	642
150,001 - 175,000	45	7367876.3100	4.70	163730.58	7.072	79.56	646
175,001 - 200,000	47	8810944.0500	5.62	187466.89	6.983	81.97	652
200,001 - 225,000	49	10523583.3600	6.71	214767.01	6.756	76.77	658
225,001 - 250,000	59	14045535.6000	8.96	238059.93	7.040	81.29	662
250,001 - 275,000	33	8680675.0300	5.54	263050.76	6.869	78.89	655
275,001 - 300,000	56	16070005.7200	10.25	286964.39	6.924	82.58	662
300,001 - 325,000	55	17255754.5400	11.01	313740.99	6.992	83.21	665
325,001 - 350,000	29	9781268.7500	6.24	337285.13	6.613	79.76	669
350,001 - 375,000	23	8373320.5700	5.34	364057.42	6.573	81.90	683
375,001 - 400,000	26	10097294.0000	6.44	388357.46	6.935	83.21	680
400,001 - 425,000	12	4987663.2400	3.18	415638.60	6.386	81.74	669
425,001 - 450,000	15	6600409.0000	4.21	440027.27	6.771	82.07	680
450,001 - 475,000	13	6012417.4300	3.84	462493.65	7.047	83.05	697
475,001 - 500,000	9	4420500.0000	2.82	491166.67	6.697	78.00	707
500,001 - 525,000	6	3100000.0000	1.98	516666.67	6.298	79.12	714
525,001 - 550,000	2	1079959.7900	0.69	539979.90	7.099	83.82	729
550,001 - 575,000	5	2810900.0000	1.79	562180.00	6.519	79.73	700
575,001 - 600,000	3	1769500.0000	1.13	589833.33	6.166	89.40	702
625,001 - 650,000	1	650000.0000	0.41	650000.00	7.815	87.96	707
675,001 - 700,000	2	1378500.0000	0.88	689250.00	6.370	88.67	696
700,001 - 725,000	1	710000.0000	0.45	710000.00	5.690	83.53	705
725,001 - 750,000	1	750000.0000	0.48	750000.00	6.140	51.72	735
775,001 - 800,000	2	1580000.0000	1.01	790000.00	6.213	80.00	670
850,001 - 875,000	1	868000.0000	0.55	868000.00	6.340	54.25	638
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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3. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
4.500 - 4.999	2	$741840.9900	0.47%	$370920.50	4.990%	69.79%	735
5.000 - 5.499	13	4267109.6000	2.72	328239.20	5.305	66.86	722
5.500 - 5.999	58	18513791.7100	11.81	319203.31	5.841	73.42	698
6.000 - 6.499	112	33050965.0600	21.09	295097.90	6.285	74.82	676
6.500 - 6.999	163	44747613.9500	28.55	274525.24	6.781	81.03	664
7.000 - 7.499	93	24666088.7000	15.74	265226.76	7.296	86.92	655
7.500 - 7.999	81	19930470.5600	12.72	246055.19	7.778	88.82	655
8.000 - 8.499	30	6935687.7100	4.43	231189.59	8.237	89.52	652
8.500 - 8.999	14	3408857.5100	2.17	243489.82	8.687	90.99	658
9.500 - 9.999	1	468350.0000	0.30	468350.00	9.540	95.00	679
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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4. Original Term

Original Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
301 - 360	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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5. Remaining Term

Remaining Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
301 - 360	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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6. LIEN

LIEN	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
First Lien	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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7. AGE

AGE	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0	207	$57423888.7300	36.64%	$277410.09	6.876%	80.65%	678
1	264	73193137.5800	46.70	277246.73	6.777	80.80	667
2	75	20931366.7700	13.35	279084.89	6.858	80.93	654
3	17	4274632.7100	2.73	251448.98	7.230	85.06	666
4	4	907750.0000	0.58	226937.50	7.176	90.32	666
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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8. LTV

LTV	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
30.00 - 34.99	1	$102000.0000	0.07%	$102000.00	6.640%	30.91%	700
40.00 - 44.99	8	1292364.0000	0.82	161545.50	6.119	43.62	681
45.00 - 49.99	9	2540321.0500	1.62	282257.89	6.132	46.84	710
50.00 - 54.99	10	3592125.0000	2.29	359212.50	6.383	52.24	675
55.00 - 59.99	24	5690365.6800	3.63	237098.57	6.075	57.62	688
60.00 - 64.99	25	5746264.6000	3.67	229850.58	6.337	62.76	664
65.00 - 69.99	29	8349100.0000	5.33	287900.00	6.443	67.97	671
70.00 - 74.99	26	7868960.6000	5.02	302652.33	6.267	72.74	657
75.00 - 79.99	56	16726435.6000	10.67	298686.35	6.461	77.19	664
80.00 - 84.99	106	29720461.7900	18.96	280381.72	6.636	81.58	671
85.00 - 89.99	101	28430648.8100	18.14	281491.57	6.938	86.99	664
90.00 - 94.99	112	29488387.2700	18.81	263289.17	7.333	90.52	662
95.00 - 99.99	60	17183341.3900	10.96	286389.02	7.674	95.00	682
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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9. Owner Occupancy

Owner Occupancy	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Primary Residence	566	$156656375.7900	99.95%	$276778.05	6.838%	80.94%	669
Investment Property	1	74400.0000	0.05	74400.00	7.340	80.00	683
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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10. Property Type

Property Type	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
2-Unit	20	$6498393.5100	4.15%	$324919.68	6.558%	75.30%	689
3-Unit	4	1308500.0000	0.83	327125.00	6.484	76.25	702
4-Unit	1	500000.0000	0.32	500000.00	6.400	68.97	683
Attached PUD/Townhome	21	5425795.7000	3.46	258371.22	7.310	85.23	657
Detached PUD	59	15850969.9500	10.11	268660.51	6.760	81.13	663
High-Rise Condo (5+ Stories)	1	306000.0000	0.20	306000.00	8.440	90.00	601
Low-Rise Condo (1-4 Stories)	43	10316906.5200	6.58	239928.06	6.997	81.66	675
SFR	418	116524210.1100	74.35	278766.05	6.831	81.04	669
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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11. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Refi-Cash Out	459	$126981379.2600	81.02%	$276647.89	6.755%	79.86%	667
Refi- Rate/Term	46	12197717.6400	7.78	265167.77	6.854	83.37	669
Purchase	62	17551678.8900	11.20	283091.60	7.431	87.00	684
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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12. Rate Type

Rate Type	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
ARM	520	$143459639.5900	91.53%	$275883.92	6.868%	81.50%	666
FIXED	47	13271136.2000	8.47	282364.60	6.519	74.86	700
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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13. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0	127	$34353491.0500	21.92%	$270499.93	7.275%	83.40%	661
12	36	10342339.3000	6.60	287287.20	6.828	78.05	671
24	243	66560008.2000	42.47	273909.50	6.722	81.22	667
36	161	45474937.2400	29.01	282453.03	6.682	79.31	679
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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14. FICO Scores

FICO Scores	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
540 - 559	1	$250000.0000	0.16%	$250000.00	6.940%	72.46%	551
560 - 579	9	1610650.0000	1.03	178961.11	7.608	79.53	575
580 - 599	32	6894697.4800	4.40	215459.30	7.020	78.83	590
600 - 619	78	18717492.8200	11.94	239967.86	7.074	78.43	609
620 - 639	101	26680170.3300	17.02	264160.10	7.040	81.98	630
640 - 659	76	20622908.9700	13.16	271354.07	6.983	82.27	649
660 - 679	69	17809522.1400	11.36	258109.02	7.010	83.90	669
680 - 699	62	18180883.0100	11.60	293240.05	6.702	83.10	689
700 - 719	49	17221265.6800	10.99	351454.40	6.508	82.78	710
720 - 739	37	12349543.5400	7.88	333771.45	6.644	78.22	730
740 - 759	28	8316025.8400	5.31	297000.92	6.122	76.23	748
760 - 779	14	4519839.0000	2.88	322845.64	6.832	80.75	767
780 - 799	10	3062276.9800	1.95	306227.70	6.527	73.64	788
800 - 819	1	495500.0000	0.32	495500.00	5.240	45.05	804
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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15. State

State	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Arizona	17	$3643389.3900	2.32%	$214317.02	6.645%	76.54%	655
California	251	79764166.1700	50.89	317785.52	6.521	77.75	679
Colorado	4	781250.0000	0.50	195312.50	6.856	87.60	705
Connecticut	2	384900.0000	0.25	192450.00	7.664	91.72	643
Florida	66	14593888.9000	9.31	221119.53	6.999	83.24	647
Georgia	12	2067899.7100	1.32	172324.98	7.332	86.18	625
Idaho	2	344500.0000	0.22	172250.00	7.682	89.48	638
Illinois	51	13057226.6000	8.33	256024.05	7.237	83.94	658
Indiana	4	560150.0000	0.36	140037.50	7.177	83.27	647
Maryland	24	7260956.7400	4.63	302539.86	7.099	81.63	660
Massachusetts	7	1833500.0000	1.17	261928.57	7.342	86.66	665
Michigan	11	2017697.5400	1.29	183427.05	7.189	86.73	659
Minnesota	15	3039773.8600	1.94	202651.59	7.001	86.55	662
Missouri	5	817566.2600	0.52	163513.25	7.342	83.79	657
Nebraska	1	274500.0000	0.18	274500.00	8.440	90.00	641
Nevada	11	2436550.0000	1.55	221504.55	6.883	83.62	656
New Hampshire	2	455950.0000	0.29	227975.00	7.617	91.17	637
New Jersey	5	1182200.0000	0.75	236440.00	7.037	79.69	646
New York	15	4958671.0000	3.16	330578.07	7.102	80.31	676
North Carolina	2	624250.0000	0.40	312125.00	6.960	92.55	660
Ohio	1	114300.0000	0.07	114300.00	6.990	90.00	596
Oklahoma	1	117000.0000	0.07	117000.00	7.250	90.00	621
Oregon	3	576050.0000	0.37	192016.67	6.543	86.95	650
Pennsylvania	2	414000.0000	0.26	207000.00	6.970	88.31	664
Rhode Island	2	533493.5100	0.34	266746.76	7.333	78.65	661
South Carolina	2	465500.0000	0.30	232750.00	7.173	78.52	602
Texas	1	316082.0600	0.20	316082.06	7.450	90.00	649
Utah	1	134100.0000	0.09	134100.00	6.290	90.00	720
Washington	3	683249.1400	0.44	227749.71	6.926	91.77	686
Virginia	41	12360264.9100	7.89	301469.88	7.534	88.52	675
Wisconsin	1	280000.0000	0.18	280000.00	7.900	80.00	598
Washington DC	2	637750.0000	0.41	318875.00	7.294	78.39	672
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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16. Documentation

Documentation	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
1 Yr Full Doc	141	$39766207.2700	25.37%	$282029.84	6.457%	78.29%	668
1 Yr Limited Doc	8	2096500.0000	1.34	262062.50	6.668	70.69	651
2 Yr Full Doc	123	30998298.7900	19.78	252018.69	6.642	80.88	657
Full Doc - 12 Months Bank Statements	16	4414324.4700	2.82	275895.28	6.744	84.24	689
Full Doc - 24 Months Bank Statements	1	373000.0000	0.24	373000.00	6.240	84.77	666
Stated Income	278	79082445.2600	50.46	284469.23	7.120	82.35	674
Total:	567	$156730775.7900	100.00%	$276421.12	6.839%	80.94%	669

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This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.